                                                                  EXECUTION FORM

                             STOCK OPTION AGREEMENT

         AGREEMENT, made as of August 15, 2006 by and between Juniper Partners
Acquisition Corp., a Delaware corporation ("Company"), with principal offices located at 56 West 45th Street, Suite 805, New York 10036, and Stuart B. Rekant
("Employee"), residing at 880 Fifth Avenue, New York, New York 10021.

         WHEREAS, simultaneously herewith, the Company has entered into an
Employment Agreement with Employee ("Employment Agreement") pursuant to which
Employee is entitled to the grant of an option ("Option") to purchase an aggregate of 350,000 shares of the authorized but unissued common stock of the
Company, $0.0001 par value ("Common Stock"), conditioned upon Employee's acceptance thereof upon the terms and conditions set forth in this Agreement;
and

         WHEREAS, Employee desires to acquire the Option on the terms and conditions set forth in this Agreement;

         IT IS AGREED:

         1. Grant of Stock Option. The Company hereby grants to Employee the right and option to purchase all or any part of an aggregate of 350,000 shares of the Common Stock ("Option Shares") on the terms and conditions set forth herein.

         2. Non-Incentive Stock Option. The Option represented hereby is not intended to be an Option that qualifies as an "Incentive Stock Option" under
Section 422 of the Internal Revenue Code of 1986, as amended.

         3. Exercise Price. The exercise price ("Exercise Price") of the Option shall be the average of the Last Reported Sale Price of the Common Stock for the
5 Trading Days immediately preceding the Closing Date (as defined in the Merger
Agreement referred to in the Employment Agreement (the "Merger Agreement")),
subject to adjustment as hereinafter provided.

As used herein (a) the term "Last Reported Sale Price" on any date shall mean the closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the closing bid and asked prices) on that date as reported in composite transactions for the principal U.S. securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a
U.S. national or regional securities exchange, as reported by the Nasdaq
National Market or Nasdaq Capital Market or the Over-the-Counter Bulletin Board
("OTCBB"). If the Common Stock is not listed for trading on a U.S. national or regional securities exchange and not reported by the Nasdaq National Market or
Nasdaq Capital Market or OTCBB on the relevant date, the "Last Reported Sale
Price" will be the last quoted bid price for a share of Common Stock in the over-the-counter market on the relevant date as reported by the Pink Sheets LLC or similar organization; and (b) the term "Trading Day" shall mean a day during which trading in securities generally occurs on the principal national securities exchange on which the Common Stock is then listed or, if not then listed on a national securities exchange, on the Nasdaq National Market or
Nasdaq Capital Market or, if not then quoted on the Nasdaq National Market
Nasdaq Capital Market, on the principal other market on which the Common Stock is traded or quoted.

         4. Exercisability.

         4.1 Subject to the terms and conditions of this Agreement, the Option is exercisable on the Closing Date with respect to 87,500 Option Shares, shall become exercisable with respect to an additional 87,500 Option Shares on each of the first two anniversaries of the Closing Date and shall become exercisable with respect to an additional 87,500 Option Shares on the second business day preceding the third anniversary of the Closing Date. The Option shall remain exercisable until the close of business on the day preceding the fifth anniversary of the Closing Date. The period beginning on the Closing Date and ending on the day preceding the fifth anniversary of the Closing Date is referred to herein as the "Exercise Period." Notwithstanding anything to the contrary in this Agreement or the Employment Agreement, the Option shall terminate and be null, void and of no effect if the Merger Agreement is terminated without consummation of the transactions contemplated thereby.

         4.2 Notwithstanding Section 4.1 to the contrary, the Option shall become fully exercisable with respect to all Option Shares if Employee's employment is terminated (i) by the Company without "Cause" (as defined in the
Employment Agreement) or (ii) by Executive for "Good Reason" (as defined in the
Employment Agreement).

     5. Effect of Termination of Employment.

         5.1 Termination Due to Death or Disability. If Employee's employment by the Company terminates by reason of death or disability, the Option, to the extent then exercisable pursuant to Section 4.1, may thereafter be exercised until the expiration of the Exercise Period.

         5.2 Termination by the Company Without Cause or by Employee for "Good
Reason". Subject to Section 5.5, if Employee's employment is terminated (i) by the Company without "cause", or (ii) by Employee for "Good Reason," the Option, to its full extent as to all Option Shares in accordance with Section 4.2, may be exercised until the expiration of the Exercise Period.

         5.3 Termination Due to Normal Retirement. Subject to Section 5.5, if
Employee's employment is terminated due to normal retirement, the Option, to the extent then exercisable pursuant to Section 4.1, may be exercised for a period of three years from the date of such termination or until the expiration of the
Exercise Period, whichever is shorter.

         5.4 Other Termination. If Employee's employment is terminated for any reason other than (i) death, (ii) disability, (iii) normal retirement, (iv)
without "Cause" by the Company,(v) by Employee for "Good Reason" or (vi) the
expiration of the term of the Employment Agreement with renewal or extension, the Option shall expire on the date of termination of employment.

         5.5 Option Null and Void. If, after the term of Employee's employment with the Company, Employee engages in activity that violates Section 4.4 of the
Employment

Agreement (to the extent such section is applicable), the Board of Directors, in its sole discretion, may annul any award granted hereunder and require Employee to return to the Company the economic benefit received by Employee of any Option
Shares purchased hereunder by Employee within the 12 month period prior to the date of termination.

     6. Withholding Tax. Not later than the date as of which an amount first becomes includible in the gross income of Employee for Federal income tax purposes with respect to the Option, Employee shall pay to the Company, or make arrangements satisfactory to the Board of Directors regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount ("Withholding Tax"). The obligations of the
Company pursuant to this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any Withholding Taxes from any payment of any kind otherwise due to Employee from the Company.

     7. Adjustments. In the event of any change in the shares of Common Stock of the Company as a whole occurring as the result of a common stock split or reverse split, combination or exchange of shares, or other extraordinary or unusual event occurring after the grant of the Option, the Board of Directors shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of this Option. Any such adjustments will be made by the Board of Directors, whose determination will be final, binding and conclusive.

     8. Method of Exercise.

         8.1 Notice to the Company. The Option shall be exercised in whole or in part by written notice in substantially the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option
Shares specified in the notice and of the Withholding Taxes, if any.

         8.2 Delivery of Option Shares. The Company shall deliver a certificate for the Option Shares to Employee as soon as practicable after payment therefor.

         8.3 Payment of Purchase Price.

               8.3.1 Cash Payment. Employee shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; the Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

               8.3.2 Cashless Payment. Provided that prior approval of the
Company has been obtained, Employee may use Common Stock of the Company owned by him to pay the purchase price for the Option Shares by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Shares of
Common Stock used for this purpose shall be valued at the Last Reported Sale
Price on the date of exercise.

               8.3.3 Payment of Withholding Tax. Any required Withholding Tax may be paid in cash or with Common Stock in accordance with Sections 8.3.1 and
8.3.2.

               8.3.4 Exchange Act Compliance. Notwithstanding the foregoing, the
Company shall have the right to reject payment in the form of Common Stock if in the opinion of counsel for the Company, (i) it could result in an event of
"recapture" under Section 16(b) of the Securities Exchange Act of 1934 or (ii)
such shares of Common Stock may not be sold or transferred to the Company.

     9. Transfer. Except as may be set forth in the next sentence of this
Section or in the Agreement, the Option shall not be transferable by Employee other than by will or by the laws of descent and distribution, and the Option shall be exercisable, during Employee's lifetime, only by Employee (or, to the extent of legal incapacity or incompetency, Employee's guardian or legal representative). Notwithstanding the foregoing, Employee, with the approval of the Board of Directors, may transfer all or a portion of the Option (i) (A) by gift, for no consideration, or (B)

pursuant to a domestic relations order, in either case, to or for the benefit of
Employee's "Immediate Family" (as defined below), or (ii) to an entity in which
Employee and/or members of Employee's Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Board of Directors may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer. The term "Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing Employee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or Employee)
control the management of the assets.

     10. Company Representations.

         10.1 The Company hereby represents and warrants to Employee that:

               (i) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

               (ii) the Option Shares, when issued and delivered by the Company to Employee in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

         10.2 If at any time the Company shall determine to register shares of
Common Stock issuable pursuant to a stock option plan or other equity incentive plan on Form S-8 (or other applicable form) under the 1933 Act, the Company, at its expense, will use its best efforts to effect the registration under the 1933
Act of Option Shares on Form S-8 (or other applicable form).

     11. Employee Representations. Employee hereby represents and warrants to the Company that:

               (i) he is acquiring the Option and shall acquire the Option
Shares for his own account and not with a view towards the distribution thereof;

               (ii) he has received copies of all reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934 since the Company's inception and all reports issued by the Company to its stockholders;

               (iii) he understands that he must bear the economic risk of the investment in the Option Shares, which cannot be sold by him unless they are registered under the Securities Act of 1933 ("1933 Act") or an exemption therefrom is available thereunder;

               (iv) in his position with the Company, he has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

               (v) he is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;
and

               (vi) if, at the time of issuance of the Option Shares, the issuance of such shares have not been registered under the 1933 Act, the certificates evidencing the Option Shares shall bear the following legends:

               "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities
               Act of

               1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

               "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement dated as of August 15, 2006, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

     12. Restriction on Transfer of Option Shares. Anything in this Agreement to the contrary notwithstanding, Employee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is available thereunder, (ii) Employee has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt, and (iii) such transfer is in compliance with the Company's Insider Trading Policy, as in effect at such time. In no event shall Employee sell any Option Shares in the public market prior to the first anniversary of the Closing Date.

     13. Miscellaneous.

         13.1 Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this
Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier to the parties at their respective addresses set forth herein, or to such other address as either party shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

         13.2 Employee and Stockholder Rights. Employee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option. Nothing contained in this
Agreement shall be deemed to confer upon Employee any right to continued
employment with the Company or any subsidiary thereof, nor shall it interfere in any way with the right of the Company to terminate Employee in accordance with the

provisions regarding such termination set forth in Employee's written employment agreement with the Company, or if there exists no such agreement, to terminate Employee at will.

         13.3 Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

         13.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by Employee and the Company.

         13.5 Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

         13.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

         13.7 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above:

JUNIPER PARTNERS ACQUISITION CORP.

By:    /s/ Robert B. Becker
       -------------------------------
Name:  Robert B. Becker
       -------------------------------
Title: Chief Financial Officer
       -------------------------------

EMPLOYEE:

/s/ Stuart B. Rekant
-------------------------------
       Stuart B. Rekant

                                       10

                                                                       EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION

--------------------
       DATE

JUNIPER PARTNERS ACQUISITION CORP.
56 West 45th Street, Suite 805
New York, New York 10036
Attention:

               Re:  Purchase of Option Shares

Gentlemen:

     In accordance with my Stock Option Agreement dated as of August 15, 2006 with Juniper Partners Acquisition Corp. ("Company"), I hereby irrevocably elect to exercise the right to purchase _________ shares of the Company's common stock, par value $0.0001 per share ("Common Stock"), which are being purchased for investment and not for resale.

     As payment for my shares, enclosed is (check and complete applicable box[es]):

     [ ]  a [personal check] [certified check] [bank check] payable to the order of "Juniper Partners Acquisition Corp." in the sum of $_________;

     [ ]  confirmation of wire transfer in the amount of $_____________; and/or

     [ ]  with the consent of the Company, a certificate for __________ shares of Common Stock, free and clear of any encumbrances, duly endorsed, having a fair market value of $_________ determined at the Last
          Reported Sale Price (as defined in the Stock Option Agreement)of the
          Common Stock on the Trading Day (as defined in the Stock Option
          Agreement) immediately preceding the date hereof.

     I hereby represent and warrant to, and agree with, the Company that:

         (i) I am acquiring the Option Shares for my own account, for investment, and not with a view towards the distribution thereof;

         (ii) I have received all reports and documents required to be filed by the Company with the Commission pursuant to the Securities and Exchange Act of
1934 since the Company's inception and all reports issued by the Company to its stockholders;

         (iii) I understand that I must bear the economic risk of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 ("1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the
Option Shares for sale under the 1933 Act;

         (iv) I agree that I will not sell, transfer by any means or otherwise dispose of the Option Shares acquired by me hereby except in accordance with
Company's policy, if any, regarding the sale and disposition of securities owned by employees and/or directors of the Company;

         (v) in my position with the Company, I have had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the
Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

         (vi) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;
and

         (vii) if, at the time of issuance of the Option Shares, the issuance of such shares have not been registered under the 1933 Act, the certificates evidencing the Option Shares shall bear the following legends:

               "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities
               Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said
               Act."

               "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement dated as of August 15, 2006, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

         (viii) I am aware and understand that I may be subject to an Insider
Trading Policy.

     Kindly forward to me my certificate at your earliest convenience.

Very truly yours,

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(Signature)

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(Print Name)

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(Social Security Number)

Address:

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